Note 45 Profit Or Loss From Non Current Assets And Disposal Groups Classified As Held For Sale Not Qualifying As Discontinued Operations (Details) - EUR (€)		6 Months Ended
		Jun. 30, 2021	Jun. 30, 2020
Disclosure of Profit or loss from non-current assets and disposal groups classified as held for sale not qualifying as discontinued operations [Line Items]
Net Gains Loss On Sales Of Real State		€ (9,000,000)	€ 43,000,000
Impairment Of Non Current Assets Held For Sale	[1]	(75,000,000)	(53,000,000)
Gains losses on sale of investments classified as non current assets held for sale		10,000,000	0
Total Profit Or Loss From Non Current Assets And Disposal Groups Classified As Held For Sale		€ (73,000,000)	€ (10,000,000)

[1]	(*) In 2021, it includes the impairment due to the closure of owned offices and the decommissioning of facilities after the agreement with the union representatives on the collective layoff procedure proposed for Banco Bilbao Vizcaya Argentaria, S.A. in Spain (see Notes 20 and 23).